CABANA TARGET LEADING SECTOR MODERATE ETF
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2024

EXCHANGE-TRADED FUNDS — 99.4%	Shares	Fair Value
EQUITY — 99.4%
Energy Select Sector SPDR Fund(a)	510,724	$47,604,584
Health Care Select Sector SPDR Fund(a)	350,035	52,375,737
Invesco Nasdaq 100 ETF(b)	283,279	54,888,139
iShares Select Dividend ETF	68,024	8,849,922
Technology Select Sector SPDR Fund	41,917	9,171,440
		172,889,822

Total Exchange-Traded Funds (Cost $164,862,033)		172,889,822

Total Investments — 99.4% (Cost $164,862,033)		172,889,822

Other Assets in Excess of Liabilities — 0.6%		1,085,846

NET ASSETS — 100.0%		$173,975,668

(a)	A copy of the security’s annual report to shareholders may be obtained without charge at www.ssga.com.

(b)	A copy of the security’s annual report to shareholders may be obtained without charge at www.invesco.com.